                                                                  EXHIBIT 99.1
AUDITORS' REPORT

To the Shareholders of

WESTBEACH SNOWBOARD CANADA LTD.

We have audited the consolidated balance sheet of WESTBEACH SNOWBOARD CANADA LTD. as at December 31, 1996 and the consolidated statements of income and retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1996 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles. As required by the Company Act of the Province of British Columbia, we report that, in our opinion, these principles have been applied on a basis consistent with that of the preceding year.



Vancouver, Canada                                ELLIS FOSTER
February 14, 1997                                Chartered Accountants


WESTBEACH SNOWBOARD CANADA LTD.
Consolidated Balance Sheet
December 31, 1996
(Canadian dollars)


ASSETS
---------------------------------------------------------------------------------------------------
Current
  Cash                                                                               $    1,198,980
  Accounts receivable                                                                       958,293
  Other receivables                                                                         211,509
  Inventories (note 2)                                                                    2,000,570
  Income taxes recoverable                                                                   58,452
  Prepaid expenses and deposits                                                             309,445
---------------------------------------------------------------------------------------------------
                                                                                          4,737,249

Capital assets  (note 3)                                                                    342,864
Trademarks (net of accumulated amortization of $44,092)                                     144,690
Deferred refinancing costs (net of accumulated amortization of $60,480)                     167,334
---------------------------------------------------------------------------------------------------
                                                                                     $    5,392,137
===================================================================================================

LIABILITIES
---------------------------------------------------------------------------------------------------

Current
  Accounts payable and accrued liabilities                                           $    1,383,301
  Current portion of obligations under capital leases (note 4)                               10,156
  Current portion of subordinated debenture (note 5)                                        200,000
---------------------------------------------------------------------------------------------------
                                                                                          1,593,457

Obligations under capital leases (note 4)                                                       472
Deferred income taxes                                                                        44,611
Subordinated debenture (note 5)                                                           2,730,000
---------------------------------------------------------------------------------------------------
                                                                                          4,368,540
---------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------
Share capital (note 6)                                                                      174,340
Retained earnings                                                                           849,257
---------------------------------------------------------------------------------------------------
                                                                                          1,023,597
---------------------------------------------------------------------------------------------------
                                                                                     $    5,392,137
===================================================================================================

Commitments (note 7)


WESTBEACH SNOWBOARD CANADA LTD.
Consolidated Statement of Income and Retained Earnings
Year Ended December 31, 1996
(Canadian dollars)

------------------------------------------------------------------------------------
Sales                                                                    $12,173,285
Cost of goods sold                                                         7,110,723
------------------------------------------------------------------------------------
Gross profit                                                               5,062,562
------------------------------------------------------------------------------------
Expenses
  Selling, marketing and customer service                                  2,203,692
  Engineering, research and product development                              578,067
  General and administration                                               1,914,581
------------------------------------------------------------------------------------
                                                                           4,696,340
------------------------------------------------------------------------------------
Income from operations                                                       366,222
Other income                                                                  43,600
------------------------------------------------------------------------------------
                                                                             409,822
------------------------------------------------------------------------------------
Interest on operating line of credit                                          52,219
Interest on long-term debt                                                   211,549
------------------------------------------------------------------------------------
                                                                             263,768
------------------------------------------------------------------------------------
Income before income taxes                                                   146,054
Income taxes
  Current                                                                     47,108
  Deferred                                                                   (10,952)
------------------------------------------------------------------------------------
                                                                              36,156
------------------------------------------------------------------------------------
Net income for the year                                                      109,898
Retained earnings, beginning of year                                         751,119
------------------------------------------------------------------------------------
                                                                             861,017
Dividends paid                                                               (11,760)
------------------------------------------------------------------------------------
Retained earnings, end of year                                           $   849,257
====================================================================================


WESTBEACH SNOWBOARD CANADA LTD.
Consolidated Statement of Changes in Financial Position
Year Ended December 31, 1996
(Canadian dollars)

----------------------------------------------------------------------------------
Cash provided by (used for) operating activities
  Operations
    Net income for the year                                            $   109,898
    Items not involving cash
      Amortization                                                         140,035
      Deferred income taxes                                                (10,952)
----------------------------------------------------------------------------------
                                                                           238,981
----------------------------------------------------------------------------------
Cash provided by (used for) non-cash working capital
  Accounts receivable                                                     (279,662)
  Other receivables                                                       (145,359)
  Inventories                                                             (315,515)
  Income taxes recoverable                                                 (58,452)
  Prepaid expenses and deposits                                           (183,035)
  Accounts payable and accrued liabilities                                 365,188
  Income taxes payable                                                     (22,361)
  Deferred revenue                                                        (300,000)
----------------------------------------------------------------------------------
                                                                          (939,196)
----------------------------------------------------------------------------------
                                                                          (700,215)
----------------------------------------------------------------------------------

Cash provided by (used for) financing activities
  Dividends paid                                                           (11,760)
  Refinancing costs incurred                                              (135,609)
  Repayment of obligations under capital leases                            (12,016)
  Funds received through the issuance of debenture                       1,930,000
----------------------------------------------------------------------------------
                                                                         1,770,615
----------------------------------------------------------------------------------

Cash provided by (used for) investing activities
  Purchase of capital assets                                              (195,686)
----------------------------------------------------------------------------------
                                                                          (195,686)
----------------------------------------------------------------------------------
Increase in cash position                                                  874,714
Cash position, beginning of year                                           324,266
----------------------------------------------------------------------------------
Cash position, end of year                                             $ 1,198,980
==================================================================================

WESTBEACH SNOWBOARD CANADA LTD.

Notes to Consolidated Financial Statements
December 31, 1996
(Canadian dollars)
________________________________________________________________________________

1.  Significant Accounting Policies

    Accounting Principles
    ---------------------
    These consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles.

    Principles of Consolidation
    ---------------------------
    The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, Westbeach Snowboard USA Inc., a U.S. corporation and Westbeach Snowboard Gesellschaft m.b.H., an Austrian Corporation. All significant intercompany accounts and transactions have been eliminated.

    Inventories
    -----------
    Inventories are recorded at the lower of cost and net realizable value. Cost is determined on a weighted average basis.

    Capital Assets
    --------------
    Capital assets are recorded at historical cost. Amortization is charged to earnings in amounts sufficient to amortize the costs over the assets' estimated useful lives using the following annual rates:

           Automobiles                           30% declining balance
           Computer equipment                    30% declining balance
           Furniture and equipment               20% declining balance
           Leasehold improvements                20% straight line

    The Company reduces these rates by one-half in the year of acquisition.

    Trademarks
    ----------
    Trademarks are recorded at cost net of related amortization. Amortization of each trademark is recorded on a straight-line basis over a 17 year period.

    Deferred Refinancing Costs
    --------------------------
    Deferred refinancing costs are recorded at cost net of related amortization. Amortization is recorded on a straight-line basis over a 5 year period.

    The Company reduces the rate by one-half in the year the costs are incurred.

WESTBEACH SNOWBOARD CANADA LTD.

Notes to Consolidated Financial Statements
December 31, 1996
(Canadian dollars)
________________________________________________________________________________

1.  Significant Accounting Policies (continued)

    Foreign Currency Translation
    ----------------------------
    The Company translates the accounts of its subsidiary companies to Canadian dollars at year-end rates for all monetary assets and liabilities. Non-monetary assets and liabilities are translated at historical rates. Revenues and expenses are translated at the average rate for the period except for amortization which is translated at historical rates. Gains and losses resulting from movements in rates are reflected in the statement of income.

    Deferred Income Taxes
    ---------------------
    The Company accounts for income taxes using the deferral method of tax allocation, under which income taxes are provided in the year in which transactions affect net income, regardless of when such items are recognized for tax purposes.

2.  Inventories

    Inventories are comprised of the following:

                            1996
                            ----

    Raw material        $  876,327
    Work-in-progress        38,888
    Finished goods       1,085,355
                        ----------
                        $2,000,570
                        ==========

3.  Capital Assets

    Capital assets are comprised of the following:

                                               1996
                          -----------------------------------------------------
                                             Accumulated
                              Cost           Amortization      Net Book Value
                          -----------------------------------------------------
Automobiles               $   16,126         $      4,838      $       11,288
Computer equipment           309,775              168,425             141,350
Furniture and equipment      233,960              124,200             109,760
Leasehold improvements       170,036               89,570              80,466
                          -----------------------------------------------------
                          $  729,897         $    387,033      $      342,864
                          =====================================================

WESTBEACH SNOWBOARD CANADA LTD.

Notes to Consolidated Financial Statements
December 31, 1996
(Canadian dollars)
________________________________________________________________________________

4.  Obligations Under Capital Leases

    The Company has obligations under capital leases. Minimum lease payments under capital leases for the next two years are as follows:

           1997                                  $   10,156
           1998                                         472
                                                 ----------
                                                 $   10,628
                                                 ==========

5.  Subordinated Debenture

    The first debenture issue consisted of 200 individual units with each unit comprised of one 12% subordinated debenture in the principle amount of $5,000 and 1,750 Class A common voting shares in the capital of the Company and a put and call option relating to the shares.

    The second debenture issue consists of 2,130 individual units with each unit comprised of one debenture in the principle amount of $1,000 bearing interest at the rates of 14% in 1997, 16% in 1998 and 18% in 1999 and 150 share purchase warrants each warrant entitling the holder thereof to purchase 1 Class "A" common share of the Corporation at any time until March 31, 2000 at a price of $2.50 per share.

    The units are secured by a general security agreement containing a floating charge on all present and after acquired property of the Company, which is subordinate in priority to the general security agreement in favour of the Company's principal banker to a maximum of $1,250,000. In addition, insurance in favour of the Trustee on the lives of four officers, each in the amount of $500,000.

    Principal repayments for the next three years are as follows:


           1997                                  $  200,000
           1998                                     726,000
           1999                                   2,004,000
                                                 ----------
                                                  2,930,000

    Less:  Current portion                         (200,000)
                                                 ----------
                                                 $2,730,000
                                                 ----------

WESTBEACH SNOWBOARD CANADA LTD.

Notes to Consolidated Financial Statements
December 31, 1996
(Canadian dollars)
________________________________________________________________________________

6.  Share Capital

    Share capital is comprised as follows:

    Authorized
      Unlimited number of Class A common voting
       shares of no par value.
      Unlimited number of Class B common non-voting
       shares of no par value.
      Unlimited number of non-cumulative redeemable
       Class A preferred shares.
      Unlimited number of non-cumulative Class B preferred shares, par value of $1, redeemable at $1 each.

    Issued and fully paid
      999,250  Class A common shares             $  27,340
      147,000  Class B preferred shares            147,000
                                                 ---------
                                                 $ 174,340
                                                 =========
7.  Commitments

    The Company is committed to various operating leases for office and retail premises. Under the terms of the leases, payments for the next three fiscal years are as follows:

    1997                                         $ 270,599
    1998                                           211,569
    1999                                            38,675
                                                 ---------
                                                 $ 520,843
                                                 =========

    Other commitments in the form of letters of credit totaled $255,490 at December 31, 1996.